UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2010, the Board of Directors (the “Board”) of the general partner of MarkWest Energy Partners, L.P. (the “Partnership”) approved adjusting the Chief Executive Officer’s annual base salary to $515,000.  The Board also approved long-term equity incentive performance grants of phantom units to the Named Executive Officers (“NEOs”), as well as to other senior executives and key employees, with a vesting date of January 31, 2013 for such phantom units.  These performance grants were awarded based upon the Compensation Committee’s and the Board’s review of the Partnership’s relative performance metric of total shareholder return (unit price appreciation and distribution performance) over the two calendar years prior to the January 1, 2010 effective date of the grants, compared to the total shareholder return of an internally developed MLP pipeline peer group that the Partnership considers to be its competitors (the “MLP Pipeline Peer Group”), over the same period.  These phantom unit grants, effective January 1, 2010, include distribution equivalent rights, but remain subject to forfeiture before the January 31, 2013 vesting date.  The number of phantom units awarded to the NEOs under this grant consisted of 81,000 phantom units for the Chief Executive Officer and a range of 18,000 to 22,000 phantom units for each of the other four NEOs.

ITEM 8.01. Other Events.

On July 22, 2010, the Board of Directors of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) declared a cash distribution of $0.64 per common unit for the second quarter of 2010, for an implied annual rate of $2.56 per common unit.  The second quarter 2010 distribution is payable August 13, 2010, to unitholders of record on August 2, 2010.  The ex-dividend date is July 29, 2010.  On July 22, 2010, the Partnership issued a press release relating to the second quarter distribution.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, MarkWest can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2009.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  MarkWest does not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 22, 2010, announcing second quarter 2010 cash distribution.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: July 28, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer